                                                                   EXHIBIT 23.2


                         CONSENT OF RYDER SCOTT COMPANY

       As petroleum engineers, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report included in the Monterey Resources, Inc. Registration Statement on form S-1 (No. 333-12201) as filed with the Commission on November 14, 1996.


                              /s/ RYDER SCOTT COMPANY
                                  PETROLEUM ENGINEERS
                              ---------------------------------------
                              RYDER SCOTT COMPANY
                              PETROLEUM ENGINEERS




Houston, Texas
November 22, 1996